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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                December 2, 1998

                  BRUNNER COMPANIES INCOME PROPERTIES L.P. III
             (Exact name of registrant as specified in its charter)


       GEORGIA                      0-18419                       31-1266850
      (State of             (Commission File No.)              (I.R.S. Employer
    incorporation)                                           Identification No.)


                           3632 WHEELER ROAD, SUITE 2
                                 PO BOX 204227
                                AUGUSTA, GEORGIA
          (Address of principal executive offices, including zip code)

                                 (706) 863-0823
              (Registrant's telephone number, including area code)


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                  BRUNNER COMPANIES INCOME PROPERTIES, L.P. III

              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 18, 1998, Brunner Companies Income Properties, L.P. III, ("BCIP, LP. III") engaged Elliott, Davis & Company, L.L.P., to serve as independent auditors.

There were no disagreements with the Company's prior independent auditors, Ernst and Young, L.L.P., within the two-year period ended December 31, 1997 and the interim period of January 1, 1998 through December 18, 1998, on matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Brunner Companies Income Properties, L.P. III
                                  BY: BRUNNER MANAGEMENT, LP
                                  BY: 104 Management, Inc.

DATE: March 29, 1999
                                  /s/ James M. Hull
                                  ---------------------------------------------
                                  James M. Hull as President on
                                  Behalf of the Registrant


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[Ernst & Young Letterhead]



March 29, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 29, 1999 of Brunner Companies Income Properties L.P. III and are in agreement with the statements contained in the second paragraph therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                      /s/  Ernst & Young LLP


Greenville, South Carolina